                                                                   EXHIBIT 10.10

                                 WEBRIDGE, INC.
                        2000 EMPLOYEE STOCK PURCHASE PLAN

        1. PURPOSE OF THE PLAN. Webridge, Inc. (the "COMPANY") believes that ownership of shares of its common stock by employees of the Company and its Participating Subsidiaries (hereinafter defined) is desirable as an incentive to better performance and improvement of profits, and as a means by which employees may share in the rewards of growth and success. The purpose of the Company's 2000 Employee Stock Purchase Plan (the "PLAN") is to provide a convenient means by which employees of the Company and Participating Subsidiaries may purchase the Company's shares through payroll deductions and a method by which the Company may assist and encourage such employees to become share owners.

        2. SHARES RESERVED FOR THE PLAN. There are 300,000 shares of the Company's authorized but unissued or reacquired Common Stock reserved for purposes of the Plan, which shall be increased automatically on the first day of the second month of each fiscal year beginning on February 1, 2001, by the lesser of (a) 500,000 shares of Common Stock or (b) 1.0% of the adjusted average shares of Common Stock outstanding used to calculate fully diluted earnings per share as reported in the Company's annual financial statements for the preceding fiscal year. The number of shares reserved for the Plan is subject to adjustment in the event of any stock dividend, stock split, combination of shares, recapitalization or other change in the outstanding Common Stock of the Company. The determination of whether an adjustment shall be made and the manner of any such adjustment shall be made by the Board of Directors of the Company, which determination shall be conclusive.

        3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors. The Board of Directors may promulgate rules and regulations for the operation of the Plan, adopt forms for use in connection with the Plan, and decide any question of interpretation of the Plan or rights arising thereunder. The Board of Directors may consult with counsel for the Company on any matter arising under the Plan. All determinations and decisions of the Board of Directors shall be conclusive. Notwithstanding the foregoing, the Board of Directors, if it so desires, may delegate to the Compensation Committee of the Board the authority for general administration of the Plan.

        4. ELIGIBLE EMPLOYEES. Except as indicated below, all full-time employees of the Company and all full-time employees of each of the Company's subsidiary corporations which is designated by the Board of Directors of the Company as a participant in the Plan (such participating subsidiary being hereinafter called a "PARTICIPATING SUBSIDIARY") are eligible to participate in the Plan. Any employee who would, after a purchase of shares under the Plan, own or be deemed (under Section 424(d) of the Internal Revenue Code of 1986, as amended (the "CODE")) to own stock (including stock subject to any outstanding options held by the employee) possessing 5 percent or more of the total combined voting power or value of all classes of stock of the Company or any parent or subsidiary of the Company, shall be ineligible to participate in the Plan. A "full-time employee" is one who is in the active service of the Company or a Participating Subsidiary on the applicable Subscription Deadline (as defined below) excluding, however, any employee whose customary employment is 20 hours or less per week or whose customary employment is for not more than five months per calendar year.

        5.  OFFERINGS.

            (a) OFFERINGS AND PURCHASE PERIODS. The Plan shall be implemented by (1) an initial offering ("INITIAL OFFERING") beginning on the first day that the Company's Common Stock is publicly traded on the Nasdaq National Market and ending on August 10, 2002 and (2) a series of one-year offerings ("SUBSEQUENT OFFERINGS" and, together with the Initial Offering, the "OFFERINGS"), with a new Subsequent Offering commencing on August 10 of each year beginning with August 10, 2002 and ending on August 10 of the following year. The first day of each Offering is the "OFFERING DATE." The Initial Offering shall include four purchase periods ("PURCHASE PERIODS"), the first of which shall commence on the first day of the Initial Offering and end on February 10, 2001 and the others of which shall be consecutive six-month periods thereafter ending on August 10, 2001, February 10, 2002 and August 10, 2002. Each Subsequent Offering shall include two six-month Purchase Periods ending on August 10 and February 10 of that Offering. The last day of each Purchase Period is a "PURCHASE DATE" for the applicable Offering.

            (b) GRANTS; LIMITATIONS. On each Offering Date, each eligible employee shall be granted an option under the Plan to purchase shares of Common Stock on the Purchase Dates for the Offering for the price determined under paragraph 7 of the Plan exclusively through payroll deductions authorized under paragraph 6 of the Plan; provided, however, that (a) no option shall permit the purchase of more than 2,500 shares, and (b) no option may be granted under the Plan that would allow an employee's right to purchase shares under all stock purchase plans of the Company and its parents and subsidiaries to which Section 423 of the Code applies to accrue at a rate that exceeds $25,000 of fair market value of shares (determined at the date of grant) for each calendar year in which such option is outstanding.

        6.  PARTICIPATION IN THE PLAN.

(a) INITIATING PARTICIPATION. An eligible employee may participate in an Offering under the Plan by filing with the Company a subscription and payroll deduction authorization on a form furnished by the Company. The subscription and payroll deduction authorization must be filed no later than 10 days prior to the Offering Date (the "SUBSCRIPTION DEADLINE"), except that for the Initial Offering the Subscription Deadline shall be the earlier of (i) the Offering Date or (ii) four business days before the first payday occurring on or after the Offering Date. Once filed, a subscription and payroll deduction authorization shall remain in effect for subsequent Offerings unless amended or terminated. The payroll deduction authorization will authorize the employing corporation to make payroll deductions from each of the participant's paychecks during the Offering other than a paycheck issued on the Offering Date. The amount to be deducted shall be designated by the participant in the payroll deduction authorization and must be a whole percentage of not less than 2 percent and not more than 15 percent of the gross amount of base pay plus commissions, if any, payable to the participant for the period covered by each paycheck. If payroll deductions are made by a Participating Subsidiary, that corporation will promptly remit the amount of the deductions to the Company.

            (b) AMENDING OR TERMINATING PARTICIPATION. After a participant has begun participating in the Plan by initiating payroll deductions, the participant may not amend the payroll deduction authorization except for an amendment effective for the first paycheck of a calendar quarter, but may terminate participation in the Plan at any time prior to the tenth day before a Purchase Date by written notice to the Company. A permitted change in payroll deductions shall be effective for any pay period only if written notice is received by the Company at least five business days prior to the payday for that pay period. Participation in the Plan shall also terminate when a participant ceases to be an eligible employee for any reason, including death or retirement. A participant may not reinstate participation in the Plan with respect to a particular Offering after once terminating participation in the Plan with respect to that Offering. Upon termination of a participant's participation in the Plan, all amounts deducted from the participant's pay and not previously used to purchase shares under the Plan shall be either returned to the participant or, if so elected by a participant who continues to be an eligible employee, retained in the participant's account and applied to purchase shares on the next Purchase Date under the Plan.

        7. OPTION PRICE. The price at which shares shall be purchased on any Purchase Date in an Offering shall be the lower of (a) 85% of the fair market value of a share of Common Stock on the Offering Date of the Offering or (b) 85% of the fair market value of a share of Common Stock on the Purchase Date. The fair market value of a share of Common Stock on any date shall be the closing price on the immediately preceding trading day as reported by the Nasdaq National Market or, if the Common Stock is not reported on the Nasdaq National Market, such other reported value of the Common Stock as shall be specified by the Board of Directors. On the Offering Date for the Initial Offering, the closing price on the immediately preceding trading day shall be deemed to be the public offering price set forth in the final prospectus filed with the Securities and Exchange Commission in connection with the initial public offering of the Common Stock.

        8. SPECIAL RULES FOR NEW EMPLOYEES. Each Purchase Date in an Offering other than the last Purchase Date of the Offering shall also be an "INTERIM OFFERING DATE" and the date 10 days prior to an Interim Offering Date shall be a "SUBSCRIPTION DEADLINE" applicable to that Interim Offering Date. If a person becomes a full-time employee after the Subscription Deadline for an Offering under the Plan and before the Subscription Deadline applicable to any Interim Offering Date, the new employee will be granted an option on that Interim Offering Date (but not on any subsequent Interim Offering Date) having the same terms and conditions as the options granted on the Offering Date, except that for purposes of determining under paragraph 7 the price at which shares shall be purchased in an Offering by a new employee, "the fair market value of a share of Common Stock on the Offering Date" shall be deemed to be the higher of the fair market value of a share of Common Stock on the Interim Offering Date or the fair market value of a share of Common Stock on the initial Offering Date for such Offering. To participate in the current Offering, a new employee must submit a subscription and payroll deduction authorization as provided for in paragraph 6(a) no later than the Subscription Deadline applicable to the Interim Offering Date.

        9. PURCHASE OF SHARES. All amounts withheld from the pay of a participant shall be credited to his or her account under the Plan by the Custodian appointed under paragraph 10. No interest will be paid on such accounts, unless otherwise determined by the Board of Directors. On each Purchase Date, the amount in the account of each participant will be applied to the purchase of whole shares by such participant from the Company at the price determined under paragraph 7. Any cash balance remaining in a participant's account after a Purchase Date because it was less than the amount required to purchase a full share shall be retained in the participant's account for the next Purchase Period. Any other amounts in a participant's account after a Purchase Date will be repaid to the participant.

        10. DELIVERY AND CUSTODY OF SHARES. Shares purchased by participants pursuant to the Plan will be delivered to and held in the custody of such investment or financial firm (the "CUSTODIAN") as shall be appointed by the Board of Directors. The Custodian may hold in nominee or street name certificates for shares purchased pursuant to the Plan, and may commingle shares in its custody pursuant to the Plan in a single account without identification as to individual participants. By appropriate instructions to the Custodian on forms to be provided for that purpose, a participant may from time to time sell all or part of the shares held by the Custodian for the participant's account at the market price at the time the order is executed. By appropriate instructions to the Custodian on forms to be provided for that purpose, a participant may obtain (a) transfer into the participant's own name of all or part of the shares held by the Custodian for the participant's account and delivery of such shares to the participant, or (b) transfer of all or part of the shares held for the participant's account by the Custodian to a regular individual brokerage account in the participant's own name, either with the firm then acting as Custodian or with another firm; provided, however, that no shares may be transferred under
(a) or (b) until two years after the Offering Date of the Offering (or Interim Offering Date, if applicable) in which the shares were purchased and one year after the Purchase Date on which the shares were purchased.

        11. RECORDS AND STATEMENTS. The Custodian will maintain the records of the Plan. As soon as practicable after each Purchase Date each participant will receive a statement showing the activity of his account since the preceding Purchase Date and the balance on the Purchase Date as to both cash and shares. Participants will be furnished such other reports and statements, and at such intervals, as the Board of Directors shall determine from time to time.

        12. EXPENSE OF THE PLAN. The Company will pay all expenses incident to operation of the Plan, including costs of record keeping, accounting fees, legal fees, commissions and issue or transfer taxes on purchases pursuant to the Plan and on delivery of shares to a participant or into his or her brokerage account. The Company will not pay expenses, commissions or taxes incurred in connection with sales of shares by the Custodian at the request of a participant. Expenses to be paid by a participant will be deducted from the proceeds of sale prior to remittance.

        13. RIGHTS NOT TRANSFERABLE. The right to purchase shares under this Plan is not transferable by a participant, and such right is exercisable during the participant's lifetime only by the participant. Upon the death of a participant, any cash withheld and not previously applied to purchase shares, together with any shares held by the Custodian for the participant's account shall be transferred to the persons entitled thereto under the laws of the state of domicile of the participant upon a proper showing of authority.

        14. DIVIDENDS AND OTHER DISTRIBUTIONS. Cash dividends and other cash distributions, if any, on shares held by the Custodian will be paid currently to the participants entitled thereto unless the Company subsequently adopts a dividend reinvestment plan and the participant directs that his or her cash dividends be invested in accordance with such plan. Stock dividends and other distributions in shares of Common Stock of the Company on shares held by the Custodian shall be issued to the Custodian and held by it for the account of the respective participants entitled thereto.

        15. VOTING AND SHAREHOLDER COMMUNICATIONS. In connection with voting on any matter submitted to the shareholders of the Company, the Custodian will furnish to each participant a proxy authorizing the participant to vote the shares held by the Custodian for his account. Copies of all general communications to shareholders of the Company will be sent to participants in the Plan.

        16. TAX WITHHOLDING. Each participant who has purchased shares under the Plan shall immediately upon notification of the amount due, if any, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding determined by the Company to be required. If the Company determines that additional withholding is required beyond any amount deposited at the time of purchase, the participant shall pay such amount to the Company on demand. If the participant fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the participant, including salary, subject to applicable law.

        17. RESPONSIBILITY AND INDEMNITY. Neither the Company, its Board of Directors, the Custodian, any Participating Subsidiary, nor any member, officer, agent, or employee of any of them, shall be liable to any participant under the Plan for any mistake of judgment or for any omission or wrongful act unless resulting from gross negligence, willful misconduct or intentional misfeasance. The Company will indemnify and save harmless its Board of Directors, the Custodian and any such member, officer, agent or employee against any claim, loss, liability or expense arising out of the Plan, except such as may result from the gross negligence, willful misconduct or intentional misfeasance of such entity or person.

        18. CONDITIONS AND APPROVALS. The obligations of the Company under the Plan shall be subject to compliance with all applicable state and federal laws and regulations, compliance with the rules of any stock exchange on which the Company's securities may be listed, and approval of such federal and state authorities or agencies as may have jurisdiction over the Plan or the Company. The Company will use its best effort to comply with such laws, regulations and rules and to obtain such approvals.

        19. AMENDMENT OF THE PLAN. The Board of Directors of the Company may from time to time amend the Plan in any and all respects, except that without the approval of the shareholders of the Company, the Board of Directors may not increase the number of shares reserved for the Plan (except for automatic increases and adjustments authorized in paragraph 2, above) or decrease the purchase price of shares offered pursuant to the Plan.

        20. TERMINATION OF THE PLAN. The Plan shall terminate on the tenth anniversary of the date of the Initial Offering, provided that the Board of Directors in its sole discretion may at any time terminate the Plan without any obligation on account of such termination, except as hereinafter in this paragraph provided. Upon termination of the Plan, the cash and shares, if any, held in the account of each participant shall forthwith be distributed to the participant or to the participant's order, provided that if prior to the termination of the Plan, the Board of Directors and shareholders of the Company shall have adopted and approved a substantially similar plan, the Board of Directors may in its discretion determine that the account of each participant under this Plan shall be carried forward and continued as the account of such participant under such other plan, subject to the right of any participant to request distribution of the cash and shares, if any, held for his account.